SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2009
Northwest Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maryland	333-161805	27-0950358

(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

100 Liberty Street
Warren, Pennsylvania	16365

(Address of principal executive office)	(Zip code)
Registrant’s telephone number, including area code: (814) 726-2140
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Events
     On November 12, 2009, Northwest Bancorp, Inc., the mid-tier holding company for Northwest Savings Bank (the “Bank”), announced that Northwest Bancorp, MHC (the “MHC”), the mutual holding company for the Bank, and Northwest Bancshares, Inc., the proposed holding company for the Bank, have received conditional regulatory approval to commence the mutual to stock conversion of the MHC and the related stock offering by Northwest Bancshares, Inc. A copy of the press release dated November 12, 2009, is attached as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

Exhibit No.	Description

99.1	Press release of Northwest Bancorp, Inc. dated November 12, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHWEST BANCSHARES, INC.
DATE: November 12, 2009	By:	/s/ William W. Harvey, Jr.
William W. Harvey, Jr.
Chief Financial Officer